EXHIBIT 1

              EARNEST MONEY CONTRACT - COMMERCIAL IMPROVED PROPERTY


THIS CONTRACT FORM HAS BEEN PREPARED AND APPROVED FOR USE IN A TRANSACTION INVOLVING THE SALE OF IMPROVED COMMERCIAL PROPERTY. SUCH APPROVAL RELATES TO THIS CONTRACT FORM ONLY. THIS FORM HAS NOT BEEN DRAFTED FOR A SPECIFIC TRANSACTION AND NO REPRESENTATION IS MADE AS TO THE LEGAL VALIDITY OR ADEQUACY OF ANY PROVISION IN ANY SPECIFIC TRANSACTION. TERMS AND PROVISIONS THAT ARE NOT APPLICABLE SHOULD BE STRICKEN BY THE PARTIES. THE PARTIES ARE ADVISED TO CONSULT THEIR ATTORNEYS BEFORE SIGNING.


1. PARTIES: METRIC REAL ESTATE, L.P., a California limited partnership ("Seller"), agrees to sell and convey to HAROLD D. CHAFFEE, TRUSTEE OF THE HAROLD AND LUCILLE CHAFFEE TRUST u/a dated OCTOBER 12, 1992 ("Buyer"), and Buyer agrees to buy from Seller, the following property for the consideration and upon and subject to the terms, provisions, and conditions hereinafter set forth.

2. PROPERTY: A parcel of land located at 2501 Green Oaks Boulevard, City of Arlington, County of Tarrant, State of Texas and more particularly described as set forth on Exhibit A attached hereto and incorporated herein by this reference ("Land"); together with all buildings, improvements, fixtures, and all property of every kind and character and description owned by Seller located on or attached to the Land ("Improvements"); all privileges, and appurtenances pertaining thereto including any right, title and interest of Seller in and to adjacent streets, alleys, or rights-of-way; Seller's interest in and to all licenses and permits with respect to the Property, Seller's interest in all leases, service, maintenance, management or other contracts relating to the ownership or operation of the Property; Seller's interest in all warranties or guaranties relating to thereto or to any tangible personal property and fixtures located on or attached to the Land or Improvements; all of the above hereinafter collectively called "Property".

3.   CONTRACT SALES PRICE:

     A.   Cash payable at closing  (inclusive of Deposit
          described in Paragraph 5)                                $1,412,705.00

     B.   Amount of Third Party Financing (see Paragraph 4)                $0.00

     C.   Total Sales Price (Sum of A and B)                       $1,412,705.00

4. THIRD PARTY FINANCING: If Paragraph 3B is applicable, Buyer's obligation to purchase the Property pursuant to this Contract is subject to approval of a loan to Buyer by a third party in the minimum amount specified in Paragraph 3A above at an interest rate and upon terms reasonably acceptable to Buyer. Buyer shall apply for the loan within N/A days from the Effective Date of this Contract and use reasonable efforts to obtain loan approval. This loan approval contingency shall be satisfied or waived in writing by Buyer on or before N/A ("Loan Approval Date"). This Contract shall automatically terminate upon close of business on the Loan Approval Date unless Buyer has in writing acknowledged receipt of loan approval or waived this loan approval contingency. All fees and costs relating to such loan shall be paid by Buyer.

5. EARNEST MONEY: As a condition precedent to the validity of this Contract, Buyer tenders herewith the sum of $25,000.00 to be deposited as earnest money in escrow with Chicago Title Insurance Company, 388 Market Street, Suite 1300, San Francisco, California, Attn: Beth Bailey-Gates ("Title Company"), and placed in an interest bearing account, upon execution of the Contract by both parties. The amount so deposited and any interest earned thereon is hereinafter referred to as the "Deposit". Upon expiration of the Inspection Period (as defined below), except as expressly provided to the contrary in this Contract, the Deposit shall become non-refundable to Buyer except in the event of Seller's default in the performance of its obligations under this Contract.

6. CLOSING: The closing of the sale ("Closing") shall take place at the Title Company on or before 5 p.m., on the date which is the 15th day following the last day of the Inspection Period ("Closing Date"), unless such date is changed in writing by Seller and Buyer, or otherwise extended as herein provided.

     A. At the Closing, Seller shall deliver to escrow, at Seller's sole cost and expense, the following:

          (1) A duly executed and acknowledged Special Warranty Deed ("Special Warranty Deed") in substantially the form of Exhibit C attached hereto and made a part hereof, conveying good and indefeasible title in fee simple to all of the Land and Improvements, subject to the Approved Title Matters (as such term is defined in Paragraph 12 hereof) and/or as otherwise approved by Buyer in writing;

          (2) A Bill of Sale in substantially the form of Exhibit D attached hereto and made a part hereof, conveying title, free and clear of all liens, to any personal property specified herein and to the extent assignable, licenses and permits, maintenance, management or other contracts, warranties or guaranties, duly executed by Seller ("Bill of Sale");


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          (3)  An  Assignment  of Lease in  substantially  the form of Exhibit E attached hereto and made a part hereof, with respect to the Lease (as defined below) duly executed by Seller;

          (4) Evidence of its capacity and authority for the Closing of this transaction;

          (5) Original (or a copy certified as being a true and correct copy to the best knowledge of Minton J. Newell, Seller's authorized agent, if the original is unavailable) of that certain lease dated November 30, 1989 by and between Seller and National Convenience Stores Incorporated ("Tenant"), as amended by Lease Amendment dated October 14, 1992 (collectively, the "Lease");

          (6)  Certification of Seller's non-foreign status;

          (7) A tenant notice letter advising Tenant of the transfer of the Property and the disposition of its security deposit ("Tenant Notice");

          (8) A Tenant Estoppel Certificate substantially in the form of Exhibit F attached hereto and made a part hereof, fully completed and executed by the Tenant under the Lease (the "Tenant Estoppel Certificate");

          (9) Certificates of Insurance naming Buyer as an additional insured under Tenant's liability and casualty insurance policies; and

          (10) All other necessary documents to close this transaction as may be reasonably requested by Title Company.

     B. At the Closing, Buyer shall pay the total Sale Price and shall execute and deliver to escrow the following:

          (1)  Bill of Sale in the form provided to Buyer by Seller;

          (2)  An Assignment of Lease in the form provided to Buyer by Seller;

          (3)  A Tenant Notice in the form provided to Buyer by Seller;

          (4) Evidence of its capacity and authority for the Closing of this transaction; and

          (5) All other necessary documents to close this transaction as may be reasonably requested by Title Company.

     C. At the Closing, Title Company shall issue to Buyer its TLTA Owner's Standard Coverage Policy of title insurance ("Title Policy") in the full amount of the Sales Price, dated as of the Closing Date, insuring Buyer's fee simple title to the Land and Improvements subject only to the standard printed exceptions contained in the usual form of Title Policy, non-delinquent real property taxes and assessments, Approved Title Matters and such other matters as Buyer may approve in writing.

7. FEASIBILITY STUDY AND INSPECTION: Buyer is granted the right to conduct an engineering, and/or market and economic feasibility study of the Property, an examination of a copy of the Lease and a copy of the Tenant Estoppel Certificate executed by Tenant and a physical inspection of all improvements, fixtures, mechanical equipment, and personal property being sold hereby (collectively, "Inspections"). Buyer shall have through 5 p.m. on that date which is the 30th day following the Effective Date of this Contract ("Inspection Period") to perform such Inspections and in this regard, Buyer or his designated agents may enter upon the Property upon reasonable notice at reasonable times for purposes of such analysis and inspections which may be deemed necessary by Buyer. If Buyer determines, in his sole judgment, that the Property is not suitable for any reason for Buyer's intended use or purpose, or is not in satisfactory condition, then Buyer may, by written notice to Seller ("Disapproval Notice") on or before the end of the Inspection Period, terminate this Contract for all purposes (except as provided herein) and the Deposit shall be returned to Buyer, less (i) the sum of $50 to be delivered to and retained by Seller as consideration for this Contract, which consideration is deemed earned as of the date of this Contract, and (ii) any escrow or title cancellation fees or charges of Title Company. Subject to the provisions of Paragraph 12 hereof with respect to title and survey matters, if Buyer does not give the Disapproval Notice prior to expiration of the Inspection Period, any and all objections with respect to the Inspections and to the condition and suitability of the Property shall be deemed to have been waived by Buyer for all purposes. In the event the transaction contemplated in this Contract shall not close, through no fault of Seller, Buyer shall restore the Property to its original condition, if changed due to the inspections performed by Buyer, and shall provide Seller with a copy of the results of any tests and inspections made by Buyer, excluding any market and economic feasibility studies. All Inspections shall be at Buyer's expense and Buyer shall indemnify, protect, defend and hold Seller harmless from and against any damages, liabilities, claims, demands, costs or expenses arising therefrom (Buyer's obligations pursuant to this sentence shall survive Closing or termination of this Contract).

            BUYER AND SELLER ACKNOWLEDGE AND AGREE THAT THE ATTACHED ADDENDUM IS A PART OF THIS CONTRACT AND SHALL BE APPLICABLE TO THE TRANSACTION CONTEMPLATED HEREIN.

8. BROKER'S FEE: DAMON RAIKE & COMPANY, as broker ("Seller's Broker") who is appropriately licensed as a real estate broker as required by law has negotiated the transaction contemplated in this Contract. Upon Closing, Seller agrees to pay Seller's Broker a cash fee in accordance with Seller's separate agreement with Seller's Broker. Each of the parties represents to the other that it has not incurred any liability for brokerage fees or commission in connection with this transaction other than the liability of Seller as set forth above. Each party indemnifies and agrees to hold the other party harmless from any and all claims and/or expense resulting to the other party by reason of a breach of the representation made by such party in this Paragraph 8.


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9.   POSSESSION:  The  possession of the Property shall be delivered to Buyer at
     Closing in its present "as-is" condition, ordinary wear and tear excepted, subject to the rights of the tenant therein.

10. SALES EXPENSES TO BE PAID IN CASH AT OR PRIOR TO CLOSING: The following items will paid as follows:

     Item                                     Seller       Buyer     Split 50/50

     Escrow fees                              _____        _____        __X__

     Recording fees                           __X__        _____        _____

     Title Policy (TLTA standard)             __X__        _____        _____

     Survey fees                              __X__        _____        _____

     Phase I Report                           __X__        _____        _____

     Excess Title Coverage                    _____        __X__        _____

     Additional Environmental Reports         _____        __X__        _____


     Except as otherwise specifically set forth in this Contract, each party shall bear the costs attendant to providing each and every document to be provided by such party in connection with this transaction. Each party shall be solely responsible for its own attorneys' fees in connection with this transaction; provided, however, that Buyer shall pay any and all of Seller's reasonable attorneys' fees, if any, attributable to any Exchange (as defined in the Addendum).

11.  PRORATIONS:   Rents,  assessments,   current  taxes,  utility  charges  and
     maintenance fees and all other ordinary operating items of income and expense relating to the Property shall be prorated at the date of Closing. If ad valorem taxes for the year in which the sale is closed are not available on the Closing Date, proration of taxes shall be made on the basis of taxes assessed in the previous year, with a subsequent cash adjustment of such proration to be made between Seller and Buyer, if necessary, when actual tax figures are available.

12. TITLE APPROVAL: Within ten (10) days of the Effective Date of this Contract, Seller shall deliver to Buyer a Commitment for Title Insurance or Preliminary Title Report, as applicable, issued by Title Company (the "Commitment") and, to the extent available, legible copies of all recorded instruments noted as exceptions in the Commitment, together with a survey of the Land and Improvements (within three (3) days of Seller's receipt of the same). If Buyer has an objection to items disclosed in such Commitment or shown on the survey, Buyer shall have until the latter to occur of (i) 10 days following receipt of the title and survey materials described in the preceding sentence or (ii) the end of the Inspection Period, to make written objections to Seller. Any items disclosed in such Commitment or shown on the survey if not timely objected to by Buyer shall be deemed approved ("Approved Title Matters"). If Buyer makes such written objections, Seller shall have thirty (30) days from the date of such written objections to cure the same. If required, the Closing Date shall be extended to allow such cure. Seller agrees to utilize reasonable efforts and reasonable diligence to cure such objections, if any, provided that Seller shall not be required to expend more than $3,000 to do so. If the objections are not cured within such time period, Buyer may (i) terminate this Contract upon written notice to Seller in which event the Deposit shall be returned to Buyer and neither party shall have any further rights or obligations pursuant to this Contract except as otherwise provided above, or (ii) waive the unsatisfied objections and close the transaction and the Sales Price shall not be reduced.

13. DEFAULT: If Buyer fails to perform its obligations under this Contract, Seller may, as its exclusive remedy, terminate this Contract and receive and retain the Deposit as liquidated damages. If Seller fails to perform its obligations under this Contract, Buyer may terminate this Contract and the Deposit shall be returned to Buyer and Buyer shall be entitled to recover from Seller as liquidated damages incurred in connection with the transaction contemplated herein $7,850.00. Buyer and Seller acknowledge and agree that the damages sustained by either party in the event of default by the other party hereto would be difficult and impractical to determine and the amounts specified in this Contract have been agreed upon by Buyer and Seller, after negotiation, as their best reasonable estimate as of the date of this Contract of the amount of such damages as would be sustained by the non-defaulting party under such circumstances. Except with respect to a willful or voluntary default by Seller of its obligation to convey the Property to Buyer as provided in this Contract, Buyer specifically waives any right to seek specific performance of Seller's obligations under this Contract.

     Buyer (/s/ HDC) and Seller (/s/ HHH) agree to the above.

14. ATTORNEYS' FEES: The prevailing party in any legal proceeding against any other party hereto brought under or with relation to the Contract or transaction shall be entitled to recover court costs and reasonable attorneys' fees from the non-prevailing party.

15. ADDITIONAL DOCUMENTS TO BE PROVIDED BY SELLER: At the times set forth in the attached Addendum, Seller shall deliver to Buyer copies of certain additional documents and information relating to the Property.

16 COVENANTS OF SELLER: From the Effective Date of this Contract until the Closing Date or earlier termination of this Contract, Seller shall: (i) operate the Property in the customary and ordinary course of its business and will use its reasonable efforts to reasonably preserve for Buyer the relationships of Seller and its suppliers, tenants and others with respect to the Property; (ii) without the prior written consent of Buyer (which consent will not be unreasonably withheld), not enter into any written or oral service contract or other agreement with respect to the Property that will not be fully performed by Seller on or before the Closing Date, or that will not be cancelable by Buyer without liability within thirty (30) days after the Closing Date; (iii) without the prior written consent of Buyer (which consent will not be unreasonably withheld), not enter into, or alter, amend or otherwise modify, or supplement any lease; and (iv) advise Buyer promptly of any litigation, arbitration, administrative hearing, or legislation before any governmental body or agency of which Seller receives written notice, concerning or affecting the Property which is instituted or threatened after the date hereof.


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



17. CONDEMNATION: If prior to Closing Date condemnation proceedings are commenced against any material portion of the Property, Buyer may, at its option, terminate this Contract by written notice to Seller within ten (10) days after Buyer is advised of the commencement of condemnation proceedings and the Deposit shall be refunded to Buyer. Alternatively, Buyer shall have the right to appear and defend in such condemnation proceedings, and any award in condemnation shall, at the Buyer's election made prior to Closing, become the property of Seller and reduce the Sales Price by the same amount or shall become the property of Buyer and the Sales Price shall not be reduced.

18. CASUALTY LOSS: Except as specifically provided herein, this Contract shall remain in full force and effect notwithstanding the occurrence of any damage or destruction of the Property prior to closing. In the event of any damage or destruction for which the tenant under the existing lease is not obligated under the lease to repair or restore the Property, Seller shall promptly provide Buyer with written notice of whether or not Seller, in its sole and absolute discretion, elects to cause such damage or destruction to be repaired prior to closing ("Seller's Notice"). If Seller so elects to repair such damage or destruction, the closing shall be delayed for such reasonable period as may be required to allow Seller to complete such repairs at which time the transaction will close and the Sales Price shall not be reduced. If Seller elects not to repair such damage or destruction, Buyer, at its option may either (i) terminate this Contract upon written notice to Seller within ten (10) days after Buyer receives Seller's Notice in which event the Deposit shall be returned to Buyer and neither party shall have any further rights or obligations pursuant to this Contract except as otherwise provided above, or (ii) elect to close the transaction, in which event Seller's right to all insurance proceeds resulting from such damage or destruction shall be assigned in writing by Seller to Buyer and the Sales Price shall not be reduced.

19.  MISCELLANEOUS:

     A. Any notice required or permitted to be delivered hereunder shall be deemed received when personally delivered or one (1) business day after being sent by Federal Express or other nationally recognized overnight delivery service, charges prepaid, or three (3) business days after being sent by United States mail, postage prepaid, certified mail, return receipt requested, in each case addressed to Seller or Buyer, as the case may be, at the address set forth below:

                                    If the Buyer:

                                    Harold D. Chaffee
                                    8816 Natalie Avenue, N.E.
                                    Albuquerque, NM 87111

                                    With a copy to:

                                    Thomas D. Fritz, Esq.
                                    Ford & Ferraro, L.L.P.
                                    2000 San Jacinto Center
                                    98 San Jacinto Boulevard
                                    Austin, TX 78701-4286

                                    If the Seller:

                                    Metric Real Estate, L.P.
                                    c/o SSR Realty Advisors
                                    One California St., Suite 1400
                                    San Francisco, CA 94111-5415


     B. This Contract shall be construed under and in accordance with the laws of the state in which the Property is located.

     C. This Contract shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns.

     D. In case any one or more the provisions contained in the Contract shall for any reason be held to be invalid, illegal, and unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision hereof, and this Contract shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

     E. This Contract, including the Exhibits hereto, constitutes the sole and only agreement of the parties hereto and supersedes any prior understandings or written or oral agreements between the parties respecting the within subject matter and cannot be changed except by their written consent.

     F.   Time is of the essence of this Contract.

     G. Words of any gender used in this Contract shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

     H. This Contract may be executed in any number of counterparts, each of which, when executed and delivered, shall be an original, but all counterparts shall together constitute one and the same instrument.


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20.  ASSIGNMENT: Buyer may assign this Contract to a qualified 1031 tax exchange intermediary. Notwithstanding any such assignment, Buyer shall remain obligated for all of Buyer's payment and performance obligations hereunder.

21. CONSULT YOUR ATTORNEY: THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT. READ IT CAREFULLY. NO REPRESENTATION OR RECOMMENDATION IS MADE BY ANY BROKER OR ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS DOCUMENT OR THE TRANSACTION RELATING THERETO. THESE ARE QUESTIONS FOR YOUR ATTORNEY. CONSULT YOUR ATTORNEY BEFORE SIGNING.

EXECUTED in multiple originals as of the 5TH day of JUNE, 1997 (the "Effective Date"). (Fill in date Seller signs.)

SELLER'S BROKER:                       SELLER:
----------------                       -------

DAMON RAIKE & COMPANY                  METRIC REAL ESTATE, L.P.,
                                       a California limited partnership
By: /s/
    ------------------------------
Its: Broker                            By:   MR, Inc., a California corporation,
    ------------------------------           General Partner
State/License No. 00360391
                 -----------------           By: /s/ Herman H. Howerton
                                                 -------------------------------
                                             Its: VICE PRESIDENT
Receipt of $25,000 as the deposit                 ------------------------------
is acknowledged in the form of
no. 1044                         .
----------------------------------      BUYER:
                                        ------
TITLE COMPANY:                          /s/ Harold D. Chaffee
--------------                          ----------------------------------------
                                        HAROLD D. CHAFFEE, Trustee of the Harold
CHICAGO TITLE INSURANCE COMPANY         and Lucille Chaffee Trust, u/a dated
                                        October 12, 1992

By: /s/ for Beth Bailey Gates
    ------------------------------
Its: Coordinator
    ------------------------------













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                                    ADDENDUM
                                       TO
               EARNEST MONEY CONTRACT-COMMERCIAL IMPROVED PROPERTY

This Addendum To Earnest Money Contract - Commercial Improved Property (this "Addendum") is made concurrently with and forms a part of that certain Earnest Money Contract - Commercial Improved Property (the "Contract") executed this date between METRIC REAL ESTATE, L.P., a California limited partnership ("Seller"), and HAROLD D. CHAFFEE, TRUSTEE OF THE HAROLD AND LUCILLE CHAFFEE TRUST u/a dated October 12, 1992 ("Buyer"). In addition to and notwithstanding anything to the contrary contained in the Contract, Seller and Buyer further agree as follows:

1. Except as otherwise expressly provided in the Contract or this Addendum, Seller disclaims the making of any representations or warranties, express or implied, regarding the Property or its value, condition of title, physical condition (including, without limitation, pest control, hazardous substances or environmental matters), compliance with laws (including, without limitation, the Americans With Disabilities Act of 1990 or other laws respecting building, zoning or land use matters) the Lease, the financial condition of Tenant or any other matters or information with respect to the Property.

Notwithstanding the foregoing, Seller hereby represents and warrants to Buyer that Minton J. Newell, the authorized agent of Seller, based solely upon inquiry, by means of the Inquiry Memorandum attached hereto as Exhibit B (the "Inquiry Memorandum"), of the individuals listed thereon, each of whom by virtue of their positions with the advisor are likely to have relevant knowledge about the Property and each of whom responded to such Inquiry Memorandum, and without any independent investigation or further inquiry, has no actual knowledge, as of the date hereof, except as specifically set forth in Exhibit B-1 attached hereto and incorporated herein by reference, that:

a. Seller has received any written notice from any governmental authorities that eminent domain proceedings for the condemnation of the Real Property are pending;

b. Seller has received any written notice of any threatened or pending litigation against Seller which would materially and adversely effect to the Real Property;

c. Seller has received any written notice from any governmental authority that the Improvements located on the Land are presently in violation of any applicable building codes;

d. Seller has received any written notice from any governmental authority that Seller's use of the Property is presently in violation of any applicable zoning, land use, environmental or other law, order, ordinance, rule or regulation affecting the Property;

e.   The Lease is not in full force and effect;

f. Seller, as landlord, is in default of any of its obligations under the terms of the Lease; or

g.   Tenant is delinquent in the payment of rent under the Lease.

2.   Seller represents and warrants to Buyer as follows:

a. Seller has fee simple title to the Property, subject only to the exceptions to title shown in the Commitment delivered to Buyer;

b. Seller is a California limited partnership duly and validly formed and in good standing in the State of California;

c. Seller has the partnership power and authority to enter into this Agreement; and

d. To the best of Seller's knowledge, no personal property constitutes any part of the Property contemplated to be sold pursuant to this Agreement.

3. In addition to the materials to be provided by Seller as provided in the Contract, Buyer acknowledges that Seller has delivered to Buyer, or shall within five (5) days hereafter (or at such other time specified below) deliver to Buyer, a copy of each of the following items:

Items Already Delivered by Seller

a. NCS Store Lease dated November 30, 1989, as amended by Lease Amendment dated October 14, 1992;

b. Commitment for title insurance dated August 23, 1996 prepared by Chicago Title Insurance Company;

c. Phase I Environmental Site Assessment and Limited Asbestos Survey dated January 20, 1997 prepared by Law Engineering; and


Additional Items to be Delivered by Seller

a. A current ALTA survey of the Property within three (3) business days of Seller's receipt of the same;

b. A supplemental title report bringing the above-referenced Commitment up-to-date; and

c. A schedule showing the dates that the monthly rent payments under the Lease were actually received by Seller from January 1996 forward certified by Seller.

d. Assignment and Assumption of Purchase and Sale Agreement dated December 15, 1989 between Metric Income Trust Services, Inc. and Metric Real Estate L.P.

e. The executed Tenant Estoppel Certificate described in paragraph 6. A. (8) of the Earnest Money Contract, within twenty-one days of the Effective Date hereof.

4. Buyer acknowledges and agrees that (i) Buyer has made or has had, or will have, an adequate opportunity to make such inquiries, inspections, tests and evaluations of the Property (including, without limitation, its value, condition of title, physical condition, environmental condition and compliance with laws) as Buyer has deemed necessary or advisable, (ii) Buyer is not relying and will not rely upon any representations or warranties respecting the Property (other than those, if any, specifically provided in the Contract) made by or on behalf of Seller, (iii) Buyer is assuming and shall assume the risk that adverse conditions relating to the Property may not have been or may not be revealed by Buyer's investigation of the Property, and (iv) Buyer is purchasing and shall purchase the Property in its "AS-IS" condition and WITH ALL FAULTS on the Closing Date.

BUYER REPRESENTS TO SELLER THAT BUYER SHALL CONDUCT ALL INSPECTIONS BUYER DEEMS NECESSARY, UNDERSTANDING THAT THE CONVEYANCE OF THE PROPERTY SHALL BE "AS-IS", "WHERE-IS", "WITH ALL FAULTS", AND THAT SELLER IS RELYING UPON THE FACT THAT BUYER WILL CONDUCT SUCH INSPECTIONS (INCLUDING WITHOUT LIMITATION SOIL TESTS,
ASBESTOS TESTS, HAZARDOUS WASTE ANALYSES, AND ANY OTHER ENVIRONMENTAL INVESTIGATIONS) AS BUYER DEEMS NECESSARY. BUYER WARRANTS THAT BUYER HAS EXPERIENCE IN SUCH MATTERS AND THAT BUYER WILL EXERCISE DUE DILIGENCE AND GOOD FAITH IN MAKING A FULL AND COMPLETE INSPECTION, INVESTIGATION AND REVIEW AS AFORESAID. IT IS UNDERSTOOD THAT THE SALES PRICE REFLECTS THAT THE PROPERTY IS BEING SOLD BY SELLER AND THAT BUYER IS ACQUIRING THE PROPERTY "AS IS" AND "WHERE IS" AND "WITH ALL FAULTS" AND THAT SELLER HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, WITH RESPECT TO THE QUALITY, PHYSICAL CONDITION, EXPENSES, VALUE OF THE PROPERTY OR IMPROVEMENTS THEREON, COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT, FAIR HOUSING ACT OR OTHER LAWS REGARDING DISCRIMINATION OR HANDICAPPED ACCESSIBILITY, PRESENCE/ABSENCE OF ANY HAZARDOUS MATERIALS, ELECTROMAGNETIC FIELD EXPOSURE LEVELS OR ANY OTHER MATTER OR THING AFFECTING OR RELATED TO THE PROPERTY (INCLUDING, WITHOUT LIMITATION, WARRANTIES OF HABITABILITY OR SUITABILITY OR WARRANTIES OF MERCHANTABILITY AND/OR OF FITNESS FOR A PARTICULAR PURPOSE),WHICH MIGHT BE PERTINENT IN CONSIDERING THE MAKING OF THE PURCHASE OF THE PROPERTY, AND BUYER, BY ACCEPTANCE HEREOF, DOES HEREBY RELEASE AND FOREVER DISCHARGE SELLER AND SELLER'S SUCCESSORS AND ASSIGNS FROM ANY AND ALL CLAIMS, OBLIGATIONS AND LIABILITIES (WHETHER BASED IN TORT, CONTRACT OR OTHERWISE) ATTRIBUTABLE, IN WHOLE OR IN PART, TO ANY SUCH REPRESENTATION AND/OR ALLEGED REPRESENTATION.

5. Buyer further acknowledges and agrees that except for any claims arising out of breach of the specific provisions of the Contract, Buyer expressly, irrevocably and unconditionally waives, releases and discharges Seller, its agents, partners, advisors, affiliates, successors and assigns, from any and all rights, claims, damages and causes of action, whether at law or in equity, whether or not known or unknown as of the date hereof and/or as of the Closing Date, which Buyer may have or become entitled to assert arising out of Buyer's purchase of the Property or its value, condition or title, physical condition, environmental condition, compliance with laws, or other matters respecting the Property.

6. Buyer agrees that, unless Buyer has obtained the prior written consent of Seller, Buyer shall not directly or indirectly release, publish or otherwise distribute any report, prospectus, advertisement, circular or other document which names or refers in any manner directly or indirectly to Seller, Metric Realty or any of their respective agents, advisors or affiliates.

7. Seller agrees that Buyer may consummate the purchase of the Property as part of a so-called like kind exchange (the "Exchange") pursuant to Section 1031 of the Internal Revenue Code of 1986, as amended (the "Code"), provided that: (i) the closing shall not be delayed or affected by reason of the Exchange nor shall the consummation or accomplishment of the Exchange be a condition precedent or condition subsequent to Buyer's obligations under this Agreement; (ii) the Exchange shall be consummated or accomplished through a qualified intermediary; and (iii) Seller shall not be required to take an assignment of the sale and purchase agreement for the exchange property for purposes of consummating or accomplishing the Exchange. If, as a result of any requirement of such Exchange, Seller incurs any cost, then Buyer shall pay any and all of such Seller costs. Neither party shall by this Agreement or acquiescence to the Exchange (1) have its rights, duties, obligations or liabilities under this Agreement affected or diminished in any manner, or (2) be responsible for compliance with or be deemed to have warranted to the other party that the Exchange in fact complies with Section 1031 of the Code.

BUYER AND SELLER AGREE TO THE FOREGOING.



                                       SELLER:

                                       METRIC REAL ESTATE, L.P.,
                                       a California limited partnership

                                       By:  MR, Inc., a California corporation,
                                            General Partner

                                       By: /s/ Herman H. Howerton
                                           ------------------------------------
                                       Its: VICE PRESIDENT
                                           ------------------------------------

                                       BUYER:


                                       /s/ Harold D. Chaffee
                                       ----------------------------------------
                                       HAROLD D. CHAFFEE, Trustee of the Harold
                                       and Lucille Chaffee Trust, u/a dated
                                       October 12, 1992

                                    EXHIBIT A
                                LEGAL DESCRIPTION

Being all of Lot 1, Block 1, Greenwood Addition to the City of Arlington as shown on plat recorded in Volume 388-209, Page 50 of the Plat Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at an iron rod in the North right-of-way line of Green Oaks Boulevard Southeast and a corner clip of the West right-of-way line of State Highway No. 360;

THENCE in a Southwesterly direction with the North R.O.W. line of Green Oaks Boulevard Southeast, being a curve to the left having a central angle of 07 deg. 16 min. 32 sec., a radius of 1,060.00 feet and a chord distance of 134.51 feet which bears South 72 deg. 51 min. 25 sec. West, a distance along the arc of
134.60 feet to an "X" cut in concrete;

THENCE North 20 deg. 46 min. 51 sec. West, 89.40 feet to an iron rod at the beginning of a non-tangent curve to the left;

THENCE with a said curve having a central angle of 37 deg. 21 min. 18 sec., a radius of 170.00 feet and a chord distance of 108.88 feet which bears North 18 deg. 58 min. 39 sec. East, a distance along the arc of 110.83 feet to an iron rod;

THENCE North 00 deg. 18 min. 00 sec. East, 24.65 feet to an iron rod;

THENCE South 89 deg. 42 min. 00 sec. East, 215.04 feet to an iron rod in the West right-of-way line of State Highway 360, being a non- tangent curve to the left;

THENCE with said right-of-way line and curve having a central angle of 00 deg. 29 min. 50 sec., a radius of 5,759.58 feet, and a chord distance of 50.00 feet which bears South 02 deg. 41 min. 52 sec. East, a distance along the arc of
50.00 feet to an iron rod;

THENCE South 41 deg. 03 min. 11 sec. West, 142.66 feet with said West right-of-way line to an iron rod;

THENCE South 04 deg. 32 min. 11 sec. East, 12.93 feet with said West right-of-way line to the POINT OF BEGINNING and containing 0.824 acres (35,901 square feet) of land,

Together with a Private Access Easement created in Volume 8983, Page 159 and as set forth on the plat recorded in Volume 388-209, Page 50 Plat Records of Tarrant County, Texas and a non-exclusive parking easement set forth in instrument recorded in Volume 9061, Page 1145, Tarrant County Records, Tarrant County, Texas, as affected by Volume 12212, Page 613, Deed Records of Tarrant County Texas.

                                    EXHIBIT B
                               Inquiry Memorandum

To:  PORTFOLIO ACCOUNTING                        LEGAL
     --------------------                        ------
     Chui-San Lok, Assistant Controller          Herman H. Howerton, Managing
                                                  Director, General Counsel

     PORTFOLIO MANAGEMENT                        RISK MANAGEMENT
     --------------------                        ---------------
     Rich Faber, Portfolio Manager               George Fogelsong, Risk Manager
     Craig Fawcett, Assistant Portfolio Manager

     PORTFOLIO CLIENT SERVICES                   cc: Scott Rogers, Esq.
     -------------------------                       Richard S. Winer, Esq.
     Cynthia Halicky, Director of Operations         Property Sales Closing File



FROM:   Minton Newell

DATE:   June 3, 1997

SUBJECT:          Internal Due Diligence
                  NCS Store
                  San Antonio, Texas
                  Metric Real Estate, L.P.


                               RESPONSE MANDATORY


Pursuant to the proposed Earnest Money Contract - Commercial Improved Property by and between METRIC REAL ESTATE, L.P., a California limited partnership ("Seller"), and HAROLD D. CHAFFEE, TRUSTEE OF THE HAROLD AND LUCILLE CHAFFEE TRUST, u/a dated October 12, 1992 ("Buyer"), we are required to provide a certification to the Buyer relative to our knowledge of certain conditions which may affect the property.

Please carefully read and review the attached. They are the pages from the contract which outline the warranties and representations we will be making as of the signing date. If you currently have knowledge of any facts which would make these representations untrue or incorrect, please immediately advise Tana Laura. If you have no such knowledge, please advise accordingly. Please send your signed copy of this statement to Tana Laura. We must have your response by June 5, 1997.

Should you become aware of any fact which would make these representations untrue prior to the closing date, please contact me immediately.

I have no knowledge of any facts which would make the attached representations untrue as of this date as noted below.


EXCEPTIONS:

NONE
--------------------------------------------------------------------------------

Herman H. Howerton        Richard Faber                   George M. Foglesong
----------------------    ----------------------          ----------------------
Printed Name              Printed Name                    Printed Name

\s\ H.H. Howerton         \s\ Richard Faber               \s\George M. Foglesong
----------------------    ----------------------          ----------------------
Signature                 Signature                       Signature

     06-05-97                 06-05-97                        06-04-97
----------------------    ----------------------          ----------------------
Date                      Date                            Date


Cynthia Halicky           Craig Fawcett                   Chui-San Lok
----------------------    ----------------------          ----------------------
Printed Name              Printed Name                    Printed Name

\s\ Cynthia Halicky       \s\ Craig Fawcett               \s\ Chui-San Lok
----------------------    ----------------------          ----------------------
Signature                 Signature                       Signature

       06/04/97                06-04-97                          06-03-97
----------------------    ----------------------          ----------------------
Date                      Date                            Date

WHEN RECORDED, RETURN TO:
                                                      Filed 7-25-97- Tarrant Co.
Harold D. Chaffee                                                 #D197134069
8816 Natalie Avenue, N.E.                             By: /s/
Albuquerque, NM  87111                                   ---------------------


--------------------------------------------------------


                              SPECIAL WARRANTY DEED


STATE OF TEXAS
                                      KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TARRANT


            THAT METRIC REAL ESTATE, L.P. a California limited partnership (herein called "Grantor"), for and in consideration of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable cash consideration to Grantor in hand paid and caused to be paid in the manner hereinafter stated by HAROLD D. CHAFFEE, Trustee of the Harold and Lucille Chaffee Trust u/a dated October 12, 1992 (herein called "Grantee", whether one or more), the receipt and sufficiency of which are hereby acknowledged, has GRANTED, SOLD and CONVEYED and by these presents does hereby GRANT, SELL and CONVEY unto Grantee the real property in Tarrant County, Texas, together with all rights and appurtenances thereto (the "Property"), to wit:

            See Exhibit A attached hereto and incorporated herein by this reference

            This conveyance is made subject to any and all restrictions, covenants, conditions, easements and reservations, if any, relating to the hereinabove described Property, but only to the extent they are still in effect, shown of record in the hereinabove mentioned county and state and to all zoning laws, regulations, and ordinances of municipal and/or governmental authorities, if any, but only to the extent that they are still in effect relating to the hereinabove described real property.

            TO HAVE AND TO HOLD the Property, together with all and singular the rights and appurtenances thereto in anywise belonging unto Grantee, Grantee's heirs, personal representatives, successors and assigns forever; and Grantor does hereby bind Grantor and Grantor's successors, to warrant and forever defend all and singular the Property, subject, however, as aforesaid, unto Grantee, Grantee's heirs, personal representatives, successors and assigns, against every person whomsoever lawfully claiming, or to claim the same, or any part thereof, by, through, or under Grantor, but not otherwise.

            NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT GRANTEE IS ACQUIRING THE PROPERTY "AS IS" AND "WHERE IS" AND "WITH ALL FAULTS" AND THAT, EXCEPT AS TO THE SPECIAL WARRANTY OF TITLE SET FORTH ABOVE, GRANTOR HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, WITH RESPECT TO THE QUALITY, PHYSICAL CONDITION, EXPENSES, VALUE OF THE PROPERTY OR IMPROVEMENTS THEREON, COMPLIANCE WITH AMERICANS WITH DISABILITIES ACT, FAIR HOUSING ACT OR OTHER LAWS REGARDING DISCRIMINATION OR HANDICAPPED ACCESSIBILITY, PRESENCE/ABSENCE OF HAZARDOUS MATERIALS, ELECTROMAGNETIC FIELD EXPOSURE LEVELS OR ANY OTHER MATTER OR THING AFFECTING OR RELATED TO THE PROPERTY (INCLUDING, WITHOUT LIMITATION, WARRANTIES OF HABITABILITY OR SUITABILITY OR WARRANTIES OF MERCHANTABILITY AND/OR OF FITNESS FOR A PARTICULAR PURPOSE), WHICH MIGHT BE PERTINENT IN CONSIDERING THE MAKING OF THE PURCHASE OF THE PROPERTY, AND GRANTEE, BY ACCEPTANCE HEREOF, DOES HEREBY RELEASE AND FOREVER DISCHARGE GRANTOR AND GRANTOR'S SUCCESSORS ASSIGNS FROM ANY AND ALL CLAIMS, OBLIGATIONS AND LIABILITIES (WHETHER BASED IN TORT, CONTRACT OR OTHERWISE) ATTRIBUTABLE, IN WHOLE OR IN PART, TO ANY SUCH REPRESENTATIONS AND/OR ALLEGED REPRESENTATIONS.

            Grantee, by acceptance hereof, does hereby assume and agree to pay all ad valorem taxes pertaining to the Property for the calendar year 1997 and subsequent years, there having been a proper proration of same between Grantor and Grantee.

            EXECUTED and DELIVERED as of the 22nd day of July,1997.


                                      METRIC REAL ESTATE, L.P.,
                                      a California limited partnership

                                      By: MR, Inc., a California corporation,
                                          General Partner

                                          By: /s/ Herman H. Howerton
                                              ----------------------
                                          Its: Vice President
                                              ----------------------


THE STATE OF

COUNTY OF

            This instrument was acknowledged before me on the 22nd day of July, 1997, by Herman H. Howerton, the Vice President of MR, Inc., a California corporation, on behalf of said Metric Real Estate, L.P., a California limited partnership.


            (Seal)                                      /s/ Deborah Russo
                                                        ------------------------
                                                             Notary Public

                                    EXHIBIT A

                                LEGAL DESCRIPTION

Being all of Lot 1, Block 1, Greenwood Addition to the City of Arlington as shown on plat recorded in Volume 388-209, Page 50 of the Plat Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at an iron rod in the North right-of-way line of Green Oaks Boulevard Southeast and a corner clip of the West right-of-way line of State Highway No. 360;

THENCE in a Southwesterly direction with the North R.O.W. line of Green Oaks Boulevard Southeast, being a curve to the left having a central angle of 07 deg. 16 min. 32 sec., a radius of 1,060.00 feet and a chord distance of 134.51 feet which bears South 72 deg. 51 min. 25 sec. West, a distance along the arc of
134.60 feet to an "X" cut in concrete;

THENCE North 20 deg. 46 min. 51 sec. West, 89.40 feet to an iron rod at the beginning of a non-tangent curve to the left;

THENCE with a said curve having a central angle of 37 deg. 21 min. 18 sec., a radius of 170.00 feet and a chord distance of 108.88 feet which bears North 18 deg. 58 min. 39 sec. East, a distance along the arc of 110.83 feet to an iron rod;

THENCE North 00 deg. 18 min. 00 sec. East, 24.65 feet to an iron rod;

THENCE South 89 deg. 42 min. 00 sec. East, 215.04 feet to an iron rod in the West right-of-way line of State Highway 360, being a non-tangent curve to the left;

THENCE with said right-of-way line and curve having a central angle of 00 deg. 29 min. 50 sec., a radius of 5,759.58 feet, and a chord distance of 50.00 feet which bears South 02 deg. 41 min. 52 sec. East, a distance along the arc of
50.00 feet to an iron rod;

THENCE South 41 deg. 03 min. 11 sec. West, 142.66 feet with said West right-of-way line to an iron rod;

THENCE South 04 deg. 32 min. 11 sec. East, 12.93 feet with said West right-of-way line to the POINT OF BEGINNING and containing 0.824 acres (35,901 square feet) of land,

Together with a Private Access Easement created in Volume 8983, Page 159 and as set forth on the plat recorded in Volume 388-209, Page 50 Plat Records of Tarrant County, Texas and a non-exclusive parking easement set forth in instrument recorded in Volume 9061, Page 1145, Tarrant County Records, Tarrant County, Texas, as affected by Volume 12212, Page 613, Deed Records of Tarrant County Texas.

                                  BILL OF SALE

STATE OF TEXAS
                                    KNOW ALL MEN BY THESE PRESENTS:
COUNTY OF TARRANT

            By a Special Warranty Deed (the "Deed") dated on or about the date hereof METRIC REAL ESTATE, L.P., a California limited partnership ("Seller") conveyed to HAROLD D. CHAFFEE, Trustee of the Harold and Lucille Chaffee Trust u/a dated October 12, 1992 ("Purchaser"), certain real property (the "Property"), described on Exhibit "A" attached hereto and made a part hereof for all purposes.

            As consideration for (a) the conveyance of the Property, and (b) the conveyance of the personal property hereinafter described, the Purchaser paid the sum of TEN AND NO/100 DOLLARS ($10.00) and other good and valuable consideration to the Seller.

            NOW, THEREFORE, for the consideration above specified, the receipt and sufficiency of which are expressly confessed and acknowledged:

            1. The Seller has GRANTED, SOLD and CONVEYED, and by these presents does hereby GRANT, SELL and CONVEY unto the Purchaser, all of Seller's right, title, and interest in and to (i) all items of personal property located in or about the Property (hereafter the "Personal Property"), (ii) all intangible property named by Seller and used in connection with the ownership, operation and maintenance of the Property, and (iii) all warranties and guaranties relating to the Property or Personal Property; to have and to hold, all of Seller's right, title, and interest in and to the Personal Property and other rights and property conveyed hereby unto the Purchaser forever, and Seller does hereby bind Seller and Seller's heirs, personal representatives, and successors, to warrant and forever defend all and singular the Personal Property and other rights and property conveyed hereby, subject, however, as aforesaid, unto Purchaser, Purchaser's heirs, personal representative, successors and assigns, against every person whomsoever lawfully claiming, or to claim the same, or any part thereof.

            2. NOTWITHSTANDING ANYTHING TO THE CONTRARY HEREIN, IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT PURCHASER IS ACQUIRING THE PERSONAL PROPERTY "AS IS" AND "WHERE IS" AND "WITH ALL FAULTS" AND THAT, SELLER HAS NOT MADE AND DOES NOT MAKE ANY REPRESENTATIONS OR WARRANTIES, EXPRESSED OR IMPLIED, WITH RESPECT TO THE QUALITY, PHYSICAL CONDITION, EXPENSES, VALUE OF THE PERSONAL PROPERTY OR ANY OTHER MATTER OR THING AFFECTING OR RELATED TO THE PERSONAL PROPERTY (INCLUDING, WITHOUT LIMITATION, WARRANTIES OF SUITABILITY OR WARRANTIES OF MERCHANTABILITY AND/OR OF FITNESS FOR A PARTICULAR PURPOSE), WHICH MIGHT BE PERTINENT IN CONSIDERING THE MAKING OF THE PURCHASE OF THE PERSONAL PROPERTY, AND PURCHASER, BY ACCEPTANCE HEREOF, DOES HEREBY RELEASE AND FOREVER DISCHARGE SELLER AND SELLER'S SUCCESSORS AND ASSIGNS FROM ANY AND ALL CLAIMS, OBLIGATIONS AND LIABILITIES (WHETHER BASED IN TORT, CONTRACT OR OTHERWISE) ATTRIBUTABLE, IN WHOLE OR IN PART, TO ANY SUCH REPRESENTATION AND/OR ALLEGED REPRESENTATION.

            3. This Bill of Sale is made subject to all matters to which the Deed was made subject.

            4. This Bill of Sale constitutes the entire agreement between the Seller and the Purchaser pertaining to the Personal Property and other properties or rights assigned herein and supersedes all prior and contemporaneous agreements and understandings of the Seller and the Purchaser in connection therewith. No covenant, representation or condition not expressed herein shall be binding upon the Seller or the Purchaser or shall affect or be effective to interpret, change or restrict the provisions of this Bill of Sale.

            5. This Bill of Sale and the provisions herein contained shall be binding upon and inure to the benefit of the Purchaser and the Seller and their respective heirs, legal representatives, successors and assigns.

            6. This Bill of Sale may be executed in multiple counterparts, each of which shall be deemed an original, but together shall be construed as one document.

            EXECUTED as of the 24th day of July, 1997.

                SELLER:          METRIC REAL ESTATE, L.P., a
                                 California limited partnership

                                 By:     MR, Inc., a California corporation,
                                         General Partner

                                         By: /s/ Herman H. Howerton
                                             ---------------------------------
                                         Its: Vice President
                                             ---------------------------------

                PURCHASER:       /s/ Harold D. Chaffee
                                 ------------------------------------
                                 HAROLD D. CHAFFEE, Trustee of
                                 the Harold and Lucille Chaffee Trust
                                 u/a dated October 12, 1992

                                    EXHIBIT A

                                LEGAL DESCRIPTION

Being all of Lot 1, Block 1, Greenwood Addition to the City of Arlington as shown on plat recorded in Volume 388-209, Page 50 of the Plat Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at an iron rod in the North right-of-way line of Green Oaks Boulevard Southeast and a corner clip of the West right-of-way line of State Highway No. 360;

THENCE in a Southwesterly direction with the North R.O.W. line of Green Oaks Boulevard Southeast, being a curve to the left having a central angle of 07 deg. 16 min. 32 sec., a radius of 1,060.00 feet and a chord distance of 134.51 feet which bears South 72 deg. 51 min. 25 sec. West, a distance along the arc of
134.60 feet to an "X" cut in concrete;

THENCE North 20 deg. 46 min. 51 sec. West, 89.40 feet to an iron rod at the beginning of a non-tangent curve to the left;

THENCE with a said curve having a central angle of 37 deg. 21 min. 18 sec., a radius of 170.00 feet and a chord distance of 108.88 feet which bears North 18 deg. 58 min. 39 sec. East, a distance along the arc of 110.83 feet to an iron rod;

THENCE North 00 deg. 18 min. 00 sec. East, 24.65 feet to an iron rod;

THENCE South 89 deg. 42 min. 00 sec. East, 215.04 feet to an iron rod in the West right-of-way line of State Highway 360, being a non- tangent curve to the left;

THENCE with said right-of-way line and curve having a central angle of 00 deg. 29 min. 50 sec., a radius of 5,759.58 feet, and a chord distance of 50.00 feet which bears South 02 deg. 41 min. 52 sec. East, a distance along the arc of
50.00 feet to an iron rod;

THENCE South 41 deg. 03 min. 11 sec. West, 142.66 feet with said West right-of-way line to an iron rod;

THENCE South 04 deg. 32 min. 11 sec. East, 12.93 feet with said West right-of-way line to the POINT OF BEGINNING and containing 0.824 acres (35,901 square feet) of land,

Together with a Private Access Easement created in Volume 8983, Page 159 and as set forth on the plat recorded in Volume 388-209, Page 50 Plat Records of Tarrant County, Texas and a non-exclusive parking easement set forth in instrument recorded in Volume 9061, Page 1145, Tarrant County Records, Tarrant County, Texas, as affected by Volume 12212, Page 613, Deed Records of Tarrant County Texas.

                               ASSIGNMENT OF LEASE



STATE OF TEXAS                 )
                               )
COUNTY OF TARRANT              )


            THIS ASSIGNMENT OF LEASE (this "Assignment"), dated as of the 24th day of July, 1997, is by and between METRIC REAL ESTATE, L.P., a California limited partnership ("Assignor") and HAROLD D. CHAFFEE, TRUSTEE OF THE HAROLD AND LUCILLE CHAFFEE TRUST u/a dated OCTOBER 12, 1992 (hereinafter referred to as "Assignee").

                                   WITNESSETH:

            WHEREAS, Assignor has by Special Warranty Deed (the "Deed") conveyed that certain real property described in Exhibit A attached hereto to Assignee (such real property being hereinafter referred to as the "Premises").

            WHEREAS, Assignor or Assignor's predecessor in interest, as lessor, has heretofore entered into that certain lease dated November 30, 1989 by and between Metric Income Trust Series, Inc., a California corporation d/b/a MITS Inc., in Texas ("MITS") and National Convenience Stores Incorporated, a Delaware corporation ("Lessee"), as amended by Lease Amendment dated October 14, 1992 (collectively, the "Lease").

            WHEREAS, Assignor desires to assign to Assignee all of Assignor's right, title and interest in and to the Lease (and all security and other deposits for such Leases, if any, in Assignor's possession).

            NOW, THEREFORE, for and in consideration of the sum of TEN AND NO/100 DOLLARS ($10.00) cash and other goods and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Assignor does hereby ASSIGN, TRANSFER, SET OVER and DELIVER unto Assignee, its successors and assigns, all of the Assignor's right, title and interest in and to the Lease (and said security and other deposits, if any, in Assignor's possession).

            The   Assignment   made   hereinabove   is  subject  to  the  liens,
encumbrances, conditions and matters to which the Deed is made subject.

            By its acceptance hereof, Assignee hereby assumes and agrees to perform all of the terms, covenants and conditions of the Lease herein assigned on the part of the Assignor therein required to be performed, after the date hereof and during the period of Assignee's ownership of the Premises, including without limitation, the obligation to repay, in accordance with the terms of the Lease, to the Lessee, all security and other deposits, if any, received hereunder and required by the terms thereof.

            By its acceptance hereof, Assignee covenants and agrees to discharge any and all obligations of the lessor or landlord under the Lease arising from and after the effective date hereof and to indemnify, save and hold harmless Assignor from and against any and all liability, claims or causes of action in favor of or asserted by the lessee or tenant under the Lease arising out of or relating to Assignee's failure to perform any of the obligations of the lessor or landlord under the Lease arising from and after the effective date hereof.

            Assignor covenants and agrees to discharge any and all obligations of the lessor or landlord under the Lease arising prior to the effective date hereof and to indemnify, save and hold harmless Assignee from and against any and all liability, claims or causes of action existing in favor of or asserted by the lessee or tenant under the Lease arising out of or relating to Assignor's failure to perform any of the obligations of the lessor or landlord under the Lease arising prior to the effective date hereof.

            All of the covenants, terms and conditions set forth herein shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and assigns.

            This Assignment may be executed in multiple counterparts, each of which shall be deemed an original, but together shall be construed as one document.

                        "ASSIGNOR"

                        METRIC REAL ESTATE, L.P.
                        a California limited partnership

                        By: MR, Inc., a California corporation,
                            General Partner

                            By: /s/ Herman H. Howerton
                                --------------------------

                            Its: Vice President
                                --------------------------

                        "ASSIGNEE"


                        /s/ Harold D. Chaffee
                        ------------------------------
                        HAROLD D. CHAFFEE, Trustee of the Harold
                        and Lucille Chaffee Trust, u/a dated
                        October 12, 1992

                                    EXHIBIT A

                                LEGAL DESCRIPTION

Being all of Lot 1, Block 1, Greenwood Addition to the City of Arlington as shown on plat recorded in Volume 388-209, Page 50 of the Plat Records of Tarrant County, Texas, and being more particularly described by metes and bounds as follows:

BEGINNING at an iron rod in the North right-of-way line of Green Oaks Boulevard Southeast and a corner clip of the West right-of-way line of State Highway No. 360;

THENCE in a Southwesterly direction with the North R.O.W. line of Green Oaks Boulevard Southeast, being a curve to the left having a central angle of 07 deg. 16 min. 32 sec., a radius of 1,060.00 feet and a chord distance of 134.51 feet which bears South 72 deg. 51 min. 25 sec. West, a distance along the arc of
134.60 feet to an "X" cut in concrete;

THENCE North 20 deg. 46 min. 51 sec. West, 89.40 feet to an iron rod at the beginning of a non-tangent curve to the left;

THENCE with a said curve having a central angle of 37 deg. 21 min. 18 sec., a radius of 170.00 feet and a chord distance of 108.88 feet which bears North 18 deg. 58 min. 39 sec. East, a distance along the arc of 110.83 feet to an iron rod;

THENCE North 00 deg. 18 min. 00 sec. East, 24.65 feet to an iron rod;

THENCE South 89 deg. 42 min. 00 sec. East, 215.04 feet to an iron rod in the West right-of-way line of State Highway 360, being a non- tangent curve to the left;

THENCE with said right-of-way line and curve having a central angle of 00 deg. 29 min. 50 sec., a radius of 5,759.58 feet, and a chord distance of 50.00 feet which bears South 02 deg. 41 min. 52 sec. East, a distance along the arc of
50.00 feet to an iron rod;

THENCE South 41 deg. 03 min. 11 sec. West, 142.66 feet with said West right-of-way line to an iron rod;

THENCE South 04 deg. 32 min. 11 sec. East, 12.93 feet with said West right-of-way line to the POINT OF BEGINNING and containing 0.824 acres (35,901 square feet) of land,

Together with a Private Access Easement created in Volume 8983, Page 159 and as set forth on the plat recorded in Volume 388-209, Page 50 Plat Records of Tarrant County, Texas and a non-exclusive parking easement set forth in instrument recorded in Volume 9061, Page 1145, Tarrant County Records, Tarrant County, Texas, as affected by Volume 12212, Page 613, Deed Records of Tarrant County Texas.

                               FIRPTA CERTIFICATE


            To inform HAROLD D. CHAFFEE, Trustee of the Harold and Lucille Chaffee Trust u/a dated October 12, 1992 ("Transferee"), that withholding of tax under Section 1445 of the Internal Revenue Code of 1986, as amended (the "Code"), will not be required upon transfer of certain real property to Transferee by METRIC REAL ESTATE, L.P., a California limited partnership ("Transferror"), the undersigned hereby certifies the following on behalf of
Transferror:

            1. Transferror is not a foreign person, foreign corporation, foreign partnership, foreign trust, or foreign estate (as those terms are defined in the Code and the Income Tax Regulations promulgated thereunder).

            2. Transferror's U.S. employer identification/social security number is 94-3113449.

            3.     Transferror's office address is as follows:

                                  c/o Metric Realty
                                  1 California Street, Suite 1400
                                  San Francisco, California 94111

            Transferror understands that this Certification may be disclosed to the Internal Revenue Service by Transferee and that any false statement contained herein could be punished by fine, imprisonment, or both.

            Under penalty of perjury I declare that I have examined this Certification and to the best of my knowledge and belief it is true, correct and complete, and I further declare that I have authority to sign this document on behalf of Transferror.

Date: July 24, 1997


                                    METRIC REAL ESTATE, L.P., a
                                    California limited partnership

                                    By:   MR, Inc., a California corporation,
                                          General Partner

                                          By: /s/ Herman H. Howerton
                                              --------------------------------
                                          Its: Vice President
                                              --------------------------------

                    Form of Letter RE: Right of First Refusal

Letter dated July 7, 1997 from Landels Ripley & Diamond, attorneys for Metric Real Estate, L.P. to Rosewood Properties, Inc., whereby Rosewood was offered and chose not to exercise the Right of First Refusal, not included with this filing. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said letter upon request.

                    Form of Release of Right of First Refusal

Release of Right of First Refusal, signed by B. Dennis King, Senior Vice President of Rosewood Property Company, and notarized by Texas Notary Alice Ashley on July 14, 1997, not included with this filing. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said Release of Right of First Refusal upon request.

                                 Form of Letter

Letter dated July 16, 1997 executed by Rosewood Property Company acknowledging receipt of payment for the releasee of the Right of First Refusal not included with this filing. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said letter upon request.

                      Form of Seller's Escrow Instructions

Seller's escrow instructions, dated July 22, 1997, not included with this filing. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said seller's escrow instructions upon request.

                    Form of Seller's Final Closing Statement

Seller's final closing statement, dated July 24, 1997, not included with this filing. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said seller's final closing statement upon request.

                                 Form of Survey

Land survey dated July 17, 1997 not included with this filing. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said land survey upon request.

                              Form of Tenant Notice

Tenant Notice, executed by New and Former Owners, dated July 18, 1997, not included with this filing. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said Tenant Notice upon request.

                       Form of Tenant Estoppel Certificate

Tenant Estoppel Certificate, executed by the Manager of Real Estate for National Convenience Stores, Inc., not included with this filing. Metric Income Trust Series, Inc. agrees to provide the Securities and Exchange Commission copies of said Tenant Estoppel Certificate upon request.